As filed with the United States Securities and Exchange Commission on January 18, 2000.
                                                 Registration No. 333-21567

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                       _____________________________

                     POST-EFFECTIVE AMENDMENT NO. 2 TO
                                 FORM S-8
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       _____________________________
               ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Colorado          16101 La Grande Drive, Suite 100           58-2429712
 (STATE OR OTHER          Little Rock, Arkansas 72223           (I.R.S. EMPLOYER
  JURISDICTION OF              (501) 821-2222                    IDENTIFICATION
  INCORPORATION          (ADDRESS, INCLUDING ZIP CODE,               NUMBER)
 OR ORGANIZATION)      AND TELEPHONE NUMBER,INCLUDING AREA
                         CODE, OF REGISTRANT'S PRINCIPAL
                              EXECUTIVE OFFICES)
                       _____________________________

                              Geoffrey Tirman
                   President and Chief Executive Officer
               Environmental Remediation Holding Corporation
                     16101 La Grande Drive, Suite 100
                        Little Rock, Arkansas 72223
                              (501) 821-2222
             (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
            NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)



                                 COPY TO:
                            William B. Masters
                         Jones, Walker, Waechter,
                    Poitevent, Carrere & Denegre, L.L.P.
                    201 St. Charles Avenue, 51st Floor
                       New Orleans, Louisiana 70112
                              (504) 582-8278
                           (504) 582-8012  (Fax)

                       _____________________________

                       DEREGISTRATION OF SECURITIES


          The purpose of this Post-Effective Amendment No. 2 (this "Amendment") to the Registration Statement on Form S-8 (Registration No. 333-21567) (the "Registration Statement"), of Environmental Remediation Holding Corporation (the "Corporation"), a Colorado corporation, is to deregister all securities registered pursuant to the Registration Statement that remain unsold as of the date this Amendment is filed.

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Little Rock, Arkansas, on January 18, 2000.

                             Environmental Remediation Holding Corporation


                             By: /S/ GEOFFREY TIRMAN
                                           Geoffrey Tirman
                                President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons and in the capacities indicated on January 18, 2000.


     SIGNATURE                                 TITLE

                                  President, Chief Executive Officer
/S/ GEOFFREY TIRMAN               and Director
Geoffrey Tirman                   (Principal Executive Officer)



                                  Treasurer, Chief Financial Officer
/S/ LAURA KLEBER                  and  Director
Laura Kleber                      (Principal Financial and Accounting Officer)



/S/ MARK LEE                      Director
Mark Lee


/S/ BRIAN LADIN                   Director
Brian Ladin